Acquisitions	12 Months Ended
Dec. 31, 2014
Acquisitions [Abstract]
Acquisitions

Note 2. Acquisitions

2014 Transactions

On July 14, 2014 (the “Solid Concepts transaction date”) the Company completed the acquisition of 100% of the outstanding shares of Solid Concepts Inc. (“Solid Concepts”), an independent additive manufacturing service bureau for a total consideration of approximately $185.4 million. This transaction, together with the Harvest transaction, which is described below, is expected to enable the Company to expand its existing digital manufacturing printed parts services, creating a leading strategic platform to meet a broad range of customers' additive manufacturing needs and provide opportunities to leverage manufacturing services capabilities.

In exchange for 100% of the outstanding shares of Solid Concepts the Company issued 978,601 ordinary shares, paid cash upon closing and was obligated to pay an additional holdback cash payment deferred for six months which was paid in January 2015. In addition, the Company is obligated to pay additional deferred payments in three separate annual installments after the Solid Concepts transaction date (“deferred payments”). Subject to certain requirements for cash payments, the Company retains the discretion to settle the deferred payments in its shares, cash or any combination of the two. The deferred payments are also subject to certain adjustments based on the Company's share price.

The Solid Concepts transaction is reflected in accordance with ASC Topic 805, "Business Combinations”, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Solid Concepts stockholders for the Solid Concepts transaction:

U.S. $ in thousands
Issuance of ordinary shares	$97,869
Cash paid upon closing	40,130
Holdback amount	3,839
Deferred payments	43,576
Total fair value of consideration transferred	$185,414

The fair value of the ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date.

The fair value of the deferred payments was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date, adjusted to reflect a discount for lack of marketability for the applicable periods. The discount for lack of marketability was calculated based on the historical volatility of the Company's share price and thus represents a Level 3 measurement within the fair value hierarchy. The deferred payments are recognized as liabilities at fair value in the Company's consolidated balance sheets and are classified under short-term and long-term obligations in connection with acquisitions. The fair value of the deferred payment as of December 31, 2014 was $35.7 million. The total amount of the deferred payments, which does not reflect a discount for lack of marketability, was approximately $40.6 million, based on the Company's share price as of December 31, 2014. The fair value of the deferred payments is primarily linked to the Company's share price. An increase of 10% of the Company's share price as of December 31, 2014 will increase the fair value of the deferred payments by $3.6 million.

In addition, changes in level 3 inputs that were used in the fair value calculation might change the fair value of the deferred payments. For example, a decrease of 10% in the Company's share price volatility used in the  calculation for discount for lack of marketability would increase the fair value of the Company's deferred payments liability by approximately $1.0 million.

During 2014, the Company recorded a gain of $7.9 million due to the revaluation of the deferred payments under Change in fair value of obligations in connection with acquisitions in the Company's consolidated statements of operations and comprehensive income (loss).

Under the terms of the definitive agreement, certain of Solid Concepts' employees may also qualify for retention-related and other payments of $77.0 million, based on the Company's share price as of the Solid Concepts transaction date, of which, $19.6 million was paid in cash upon closing and was expensed as incurred. The remaining retention payments will be paid in three separate annual installments (“deferred retention payments”).

Expense due to the deferred retention payments of $13.1 million was recorded during 2014 from the Solid Concepts transaction date through December 31, 2014. Based on the Company's share price as of December 31, 2014, the total deferred retention payments will amount to approximately $45.9 million.

Subject to certain requirements for cash payments, the Company retains the discretion to settle any of the amounts payable under the definitive agreement in its shares, cash or any combination of the two. These amounts are also subject to certain adjustments based on the Company's share price.

In addition to the payments described above, The Company incurred approximately $2.9 million of costs related to the Solid Concepts transaction that were expensed during 2014. These costs are included in selling, general and administrative costs in the Company's consolidated statements of operations and comprehensive income.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Solid Concepts transaction date. The estimated fair values are preliminary and based on the information that was available as of December 31, 2014. Thus the measurements of fair value reflected are subject to changes and such changes could be significant. The allocation of the purchase price to assets acquired and liabilities assumed is as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Cash and cash equivalents	$3,225
Accounts receivable	7,995
Inventories	2,391
Other assets	2,962
Property, plant and equipment	15,203
Other intangible assets	37,606
Goodwill	124,239
Total assets acquired	193,621
Accounts payable	3,055
Accrued expenses and other current liabilities	4,633
Total liabilities assumed	7,688
Non controlling interest	519
Net assets acquired	$185,414

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of intangible assets related to customer relationships of $36.5 million and intangible asset related to tradename of $1.1 million. These intangible assets have weighted average useful life of approximately 6.6 years.

The fair values of the customer relationships were estimated using a discounted cash flow method with the application of the multi-period excess earnings method. Under this method, an intangible asset's fair value is equal to the present value of the incremental after-tax cash flows attributable only to the subject intangible asset after deducting contributory asset charges.

The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets.

The goodwill recognized as a result of the Solid Concepts transaction is attributable primarily to the strategic and synergistic opportunities in the entry-level portion of the additive manufacturing spectrum, cross-selling synergies, expanded solutions portfolio, assembled workforce and economies of scale. The related goodwill and intangible assets are deductible for tax purposes.

The unaudited pro forma condensed financial results have been prepared using the acquisition method of accounting and are based on the historical financial information of the Company and Solid Concepts. The unaudited pro forma condensed financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of Solid Concepts occurred on January 1, 2013, or of future results of the combined entities. The unaudited pro forma condensed financial information does not reflect any operating efficiencies and expected realization of cost savings or synergies associated with the acquisition.

Unaudited supplemental pro forma combined results of operations:

	Year ended December 31,
	2014	2013
	(U.S. $ in thousands, except per share data)
Net sales	$785,385	$546,355
Net loss attributable to Stratasys Ltd.	(106,924)	(36,259)
Net loss per ordinary share attributable to Stratasys Ltd.- basic and diluted	$(2.12)	$(0.84)

Adjustments for the unaudited supplemental pro forma combined results of operations are as follows:

	Year ended December 31,
	2014	2013
	(U.S. $ in thousands)
Adjustments due to amortization of intangibles	$2,261	$6,446
Adjustments due to retention bonuses	(266)	27,982
Adjustments due to expenses related to business combination	(26,012)	(20,697)
Adjustments due to financial expenses related to Solid Concepts debts	(406)	(440)
Taxes related adjustments to the supplemental pro forma	10,513	(755)
	$(13,910)	$12,536

Solid Concepts' results of operations were included in the Company's consolidated statements of operations and comprehensive income (loss) commencing July 14, 2014. Due to the full integration of Solid Concepts' operations to the Company's direct manufacturing service operations it is impractible to present the amounts of revenues and earnings of Solid Concepts since the acquisition date in the consolidated statements of operations and comprehensive income (loss) for the period commencing July 14, 2014 through December 31, 2014.

GrabCAD transaction

On September 22, 2014 the Company acquired 100% of the outstanding shares of GrabCAD Inc. (“GrabCAD”), which operates GrabCAD Workbench, a cloud based 3D computer aided-design (“CAD”) collaboration platform enabling engineering teams to manage, share and view CAD files as well as enhancing collaboration tools and improving accessibility relating to 3D CAD content.

GrabCAD is expected to contribute accelerated innovation and increased value to a growing universe of customers seeking to utilize 3D printing solutions in the 3D ecosystem.

Under the terms of the definitive agreement with GrabCAD, certain of GrabCAD's employees may also qualify for certain retention-related payments.

Harvest transaction

On August 1, 2014, the Company acquired 100% of the outstanding shares of Harvest Technologies Inc. (“Harvest”), a specialty additive manufacturing service bureau. The consideration was primarily paid in the Company's shares and the remaining balance will be paid in cash. This transaction, together with the Solid Concepts transaction is expected to enable the Company to expand its existing digital manufacturing printed parts services and to enhance its expertise in parts production, as well as materials and systems knowhow. Under the terms of the definitive agreement with Harvest, certain of Harvest's employees may also qualify for certain retention-related payments.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

MakerBot Europe transaction

On August 1, 2014 the Company acquired certain assets and liabilities of HAFNER'S BÜRO, which is MakerBot's reseller in Germany. This acquisition will enable the Company to expand its desktop 3D printing operations throughout the European market.

The Company accounted for this transaction as a business combination. The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Interfacial Solutions transaction

In April 2014, the Company acquired certain assets and liabilities of Interfacial Solutions LLC (“Interfacial Solutions”), a privately held provider of thermoplastics research and development and production services. This transaction is designed to strengthen the Company's materials research and development skills and enable it to become vertically integrated in material development and manufacturing and also increase materials production space and capacity.

The Company accounted for this transaction as a business combination. The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Collaborative Development Initiative

On December 11, 2014, the Company formed a joint venture with a third party to develop new disruptive additive manufacturing technologies, materials and applications. The third party has the right to sell its interest in the joint venture to the Company, at fair value during a period of 5 years from the joint venture formation date.

Financial information giving effect to this business combination has not been provided as the transaction is not material.

Fiscal 2013 Transactions

MakerBot transaction

On August 15, 2013 (the “MakerBot transaction date”) the Company acquired privately held Cooperation Technology Corporation (“MakerBot”) for an aggregate purchase price of $493.7 million (the “MakerBot transaction”) which was calculated based on the Company's share price as of the MakerBot transaction date.

In exchange for 100% of MakerBot's outstanding capital stock, the Company issued 3.92 million ordinary shares, made tax withholding payments on behalf of certain shareholders in lieu of issuing 115 thousand shares, held back from issuing 655 thousand shares to secure the indemnification rights of Stratasys and issued Stratasys options in exchange for certain MakerBot options with a fully diluted equivalent of 73 thousand shares.

The 655 thousand shares were held back for approximately eighteen months after the MakerBot transaction date to secure the indemnification rights of the Company against any losses resulting from certain specified causes. At the end of the hold-back period the Company is expected to issue approximately 651 thousands shares to MakerBot's shareholders, subject to settlements of certain indemnification rights.

The MakerBot transaction is reflected in accordance with ASC Topic 805, "Business Combinations," using the acquisition method of accounting with the Company as the acquirer. The total consideration transferred to effect the MakerBot transaction is as follows:

U.S. $ in thousands
Issuance of ordinary shares to MakerBot stockholders	$446,019
Tax withholding and other payments on behalf of MakerBot stockholders	12,163
Exchange of MakerBot stock options for the Company options	7,198
Earn-out at estimated fair value	28,270
Total consideration	$493,650

The $7.2 million fair value of the MakerBot stock options exchanged for Stratasys stock options was attributable to service prior to the MakerBot transaction date and was determined using the Stratasys share price on the MakerBot transaction date as an input to the Black-Scholes valuation model to determine the fair value of the options. The following assumptions were applied in determining the fair value of the exchanged MakerBot stock options:

Risk-free interest rate	0.36%
Expected option term	1.38 years
Expected price volatility	59.41%
Dividend yield	-
Weighted average merger date fair value	$92.73

The computation of expected volatility was based on historical volatility of the Company's stock. The expected option term was calculated in accordance with a combination of historical experience and the simplified method in ASC 718. The interest rate for periods within the expected life of the award is based on the U.S. Treasury yield curve in effect at the time of the MakerBot transaction.

In accordance with ASC Topic 805, the estimated earn-out obligations as of the MakerBot transaction date were included in the purchase price. The estimated fair value of the obligations is based on management's assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. Because the amount of the earn-out obligation is based on the Company's ordinary shares, changes in the price of the Company's ordinary shares through the earn-out determination date will change the dollar obligation. Management re-measures the fair value of the earn-out obligations at the end of each reporting period, with any changes in fair value being recorded in that period's statement of operations and comprehensive income. The fair value was estimated based on a Monte Carlo simulation, under which many scenarios are computed to measure possible outcomes of the financial metrics and the likelihood of occurrence. The resultant probability-weighted financial metrics are then applied to the earn-out formula to determine the cash flows under the earn-out. Those cash flows were then discounted using rates of the yields for U.S. treasury bonds with similar terms to maturity.

     This earn-out obligation fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. Using this valuation technique, the fair value of the contractual obligation to pay the MakerBot earn-out was determined to be approximately $28.3 million at the MakerBot transaction date.

Under the transaction agreement, MakerBot stockholders were eligible for two earn-out payments. The first was for the six-month period ended December 31, 2013, which amounted to $10.8 million and which was paid in cash during April 2014. The second earn-out period was for the year ended December 31, 2014, for which MakerBot stockholders could qualify for a total payment of up to approximately 0.8 million of the Company's ordinary shares, depending on the level of achievement of financial metrics for the period. The second earn-out payment was not earned, thus there would be no additional payments or issuance of the Company's ordinary shares for MakerBot stockholders. During the year ended December 31, 2014 the Company recorded income of $18.3 million under change in fair value of obligations in connection with acquisitions in the Company's consolidated statements of operations and comprehensive income.

Certain MakerBot employees participated in a performance bonus plan adopted in connection with the MakerBot transaction. Participating employees were entitled, contingent on certain continuing employment conditions, to bonus payments of compensation that in the aggregate that are equal, dollar-for-dollar, to the actual amounts determined in the earn-out calculation. Accordingly, an amount of $10.8 million was earned in connection with the performance bonus plan for the first earn-out period. Since the second earn-out payment was not earned, the related bonus payments will not be paid.

Under the acquisition method of accounting, the net tangible and intangible assets of MakerBot acquired were recorded at their fair values at the MakerBot transaction date. The allocation of the purchase price to assets acquired and liabilities assumed was as follows:

Allocation of
Purchase Price
U.S. $ in thousands
Cash and cash equivalents	$3,405
Accounts receivable - Trade	878
Accounts receivable - Other	923
Deferred tax assets	5,964
Inventories	10,314
Property, plant and equipment	4,658
Goodwill	372,008
Intangible assets	168,386
Other non-current assets	7,068
Total assets acquired	573,604
Accounts payable & other liabilities	6,581
Unearned revenue	4,075
Deferred tax liabilities	69,120
Other non-current liabilities	178
Total liabilities assumed	79,954
Net assets acquired	$493,650

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets:

	U.S. $ in thousands	Weighted Average Life (Years)
Developed technology	$43,227	5
Trade name	42,134	11
Customer relationships - Distributors	19,315	10
Customer relationships - Direct	3,435	1
Non-compete agreement	10,004	4
IPR&D - Printers	34,189	Indefinite
IPR&D - Peripherals	16,082	Indefinite
Total	$168,386

The fair values of the developed technology, in-process research and development (“IPR&D”), customer relationships and non-compete agreement were estimated using a discounted present value income approach. Under the income approach, an intangible asset's fair value is equal to the present value of future economic benefits to be derived from ownership of the asset. Indications of value are developed by discounting future net cash flows to their present value at market-based rates of return. The non-compete agreement restricts a key individual from competing with the Company for a period of four years from the MakerBot transaction date. The fair value of the trade name was estimated using an income approach, specifically known as the relief from royalty method. The relief from royalty method is based on the hypothetical royalty stream that would be received if the Company were to license the trade name and was based on expected revenues. The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets. Refer to Note 7 for further information.

The goodwill recognized as a result of the MakerBot transaction is attributable primarily to the strategic and synergistic opportunities in the entry level portion of the additive manufacturing spectrum, expected corporate synergies and the assembled workforce. None of the goodwill recognized is deductible for income tax purposes.

The Company incurred $6.1 million of costs related to the MakerBot transaction that were expensed during 2013. These costs are included in selling, general and administrative costs in the Company's consolidated statements of operations and comprehensive income.

The unaudited pro forma condensed financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of MakerBot occurred on January 1, 2012, or of future results of the combined entities. The unaudited pro forma condensed combined financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.

Unaudited supplemental pro forma combined results of operations:

	Year ended December 31,
	2013	2012

	(U.S. $ in thousands, except per share data)

Net sales	$518,714	$230,052
Net loss attributable to Stratasys Ltd.	(23,928)	(30,211)
Net loss per ordinary share attributable to Stratasys Ltd.- basic	(0.54)	(0.74)
Net loss per ordinary share attributable to Stratasys Ltd.- diluted	$(0.54)	$(0.78)

Adjustments for the unaudited supplemental pro forma combined results of operations are as follows:

	Year ended December 31,
	2013	2012

	(U.S. $ in thousands)

Increase in amortization of intangibles	$14,139	$23,556
Adjust performance bonus expenses	(163)	19,836
Adjust expenses related to business combination (deal fees, inventory and deferred revenues step-up and earn-out revaluation )	(11,301)	11,272
Taxes related adjustments to the supplemental pro forma	(4,239)	(20,226)
	$(1,564)	$34,438

Actual MakerBot results of operations included in the Consolidated Results of Operations:

Year ended December 31, 2013

(U.S. $ in thousands)

Net sales	$35,603
Loss attributable to MakerBot	$(5,306)

MakerBot results of operations were included in the Company's consolidated statements of operations and comprehensive income commencing August 15, 2013.

Fiscal 2012 Acquisitions

Merger between Stratasys, Inc. and Objet

On December 1, 2012, Stratasys, Inc. and Objet completed their merger. Pursuant to the Stratasys-Objet merger, Objet issued to Stratasys, Inc. stockholders one Objet ordinary share for each share of Stratasys, Inc. common stock outstanding and Stratasys, Inc. became an indirect, wholly-owned subsidiary of Objet. Immediately prior to the closing of the merger, Objet's shareholders approved a conversion of all outstanding Objet preferred shares into ordinary shares and a reverse split of Objet's ordinary shares at a ratio of 1 for 8.691. After giving effect to the reverse split and the conversion ratio of one Objet ordinary share for each share of Stratasys, Inc. common stock, the former holders of Stratasys, Inc. common stock held 55% of the Company's ordinary shares and the holders of Objet ordinary shares retained 45% of the Company's ordinary shares, on a fully diluted basis. The calculation of the ordinary shares to be held after the merger by the Stratasys, Inc. stockholders and the Objet shareholders gave effect to the assumed exercise of all outstanding in-the-money options of each entity as determined on the treasury stock basis of accounting.

At the completion of the merger, each outstanding option to purchase one share of Stratasys, Inc. common stock was converted into an option to purchase one ordinary share of the Company at an exercise price equal to the original exercise price of the Stratasys, Inc. option, and otherwise in accordance with the remaining original terms of the Stratasys, Inc. option. Under the terms of the Stratasys, Inc. options, all outstanding Stratasys, Inc. options granted prior to the merger date plus certain options granted in May 2012 became fully exercisable automatically as a result of the completion of the merger. Stock-based compensation expense of $4.5 million was recognized on the merger date upon the options becoming fully exercisable, representing the unamortized expense calculated at the time of the original option grant.

The merger has been accounted for as an acquisition of Objet by Stratasys, Inc. in accordance with ASC Topic 805, “Business Combinations,” using the acquisition method of accounting with Stratasys, Inc. as the accounting acquirer. Since Stratasys Ltd. (formerly known as Objet Ltd.), as the parent company of Stratasys, Inc. after the merger, is the legal acquirer, the merger has been accounted for as a reverse acquisition. Under these accounting standards, Stratasys, Inc.'s total purchase price is calculated as if Stratasys, Inc. had issued its shares to Objet's shareholders and converted options to purchase Objet's ordinary shares to options to purchase Stratasys, Inc. common stock, as follows:

U.S. $ in millions

Number of shares of Objet ordinary shares outstanding on December 1, 2012	15.4
Exchange ratio	1.0
Stratasys, Inc. shares deemed (for accounting purposes only) issued to Objet shareholders	15.4
Total fair value of stock consideration	$1,158.0
Fair value of deemed (for accounting purposes only) conversion of Objet equity awards	183.0
Fair value of non-controlling interest	0.3
Total purchase price	$1,341.3

Under the acquisition method of accounting, the total purchase price is allocated to the net tangible and intangible assets of Objet acquired in the merger, based on their fair values at the merger date. The allocation of the purchase price to assets acquired and liabilities assumed is as follows (in thousands):

Allocation of
Purchase Price
(U.S. $ in thousands)
Cash and cash equivalents	$41,524
Restricted cash	845
Short-term bank deposit	30,062
Accounts receivable - Trade	23,633
Accounts receivable - Other	12,477
Prepaid expenses	1,011
Inventories	40,364
Deferred tax assets	1,755
Property, plant and equipment	15,475
Goodwill	797,063
Intangible assets	490,176
Other non-current assets	2,539
Total assets acquired	1,456,924
Accounts payable & other liabilities	49,876
Unearned revenue	8,674
Deferred tax liabilities	51,003
Other non-current liabilities	6,474
Total liabilities assumed	116,027
Total purchase price	$1,340,897

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets:

		Weighted Average
	U.S. $ in thousands	Life (Years)
Developed technology	$374,126	9.6
Customer relationships	72,679	10
Trade name	15,291	9
IPR&D	28,080	Indefinite
Total intangible assets	$490,176

The fair values of the developed technology, IPR&D and customer relationships were estimated using a discounted present value income approach. The fair value of the trade name was estimated using an income approach, specifically known as the relief from royalty method. The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets. Six of the IPR&D projects were launched in 2014 and 2013 and are classified as developed technology as of December 31, 2014.

The goodwill recognized as a result of the merger is attributable primarily to the strategic and synergistic opportunities across the entire additive manufacturing spectrum, expected corporate synergies and the assembled workforce. None of the goodwill recognized is deductible for income tax purposes.

The Company incurred $7.6 million of Stratasys, Inc.'s acquisition-related costs that were expensed during the year ended December 31, 2012. These costs are included in selling, general and administrative costs in the Company's consolidated statements of operations.

The actual Objet net sales and net income included in the Company's consolidated statements of operations and comprehensive income for the year ended December 31, 2012 (for the period from the December 1, 2012 merger date through December 31, 2012, which are not indicative of the results to be expected for a full year) and the supplemental unaudited pro forma net sales and net income of the combined entity had the acquisition been completed on January 1, 2011 are as follows:

Unaudited supplemental pro forma combined results of operations:

Year ended
December 31, 2012
(U.S. $ in thousands, except per share data)
Net sales	$359,054
Loss attributable to Stratasys Ltd.	(21,577)
Loss per ordinary share attributable to Stratasys Ltd. - basic and diluted	$(0.58)

Adjustments for the unaudited supplemental pro forma combined results of operations are as follows:

Year ended December 31, 2012
(U.S. $ in thousands)
Stock-based compensation related to business combination	$22,642
Increase in amortization of intangibles	44,239
Adjust expenses related to business combination
(deal fees, inventory step-up, backlog, deferred revenues,
stock-based compensation accelerations)	(28,850)
Adjust taxes related to the adjustments to the supplemental pro forma	(2,899)
$35,132

These unaudited pro forma condensed combined financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition occurred on the first day of the earliest period presented, or of future results of the combined entities. The unaudited pro forma condensed combined financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.

Actual Objet results of operations included in the Consolidated Results of Operations:

Year ended December 31, 2012
(U.S. $ in thousands)
Net sales	$19,098
Loss attributable to Objet	$(4,626)

Subsequent transaction

Transaction in China

On February 10, 2015 the Company acquired certain assets and assumed certain liabilities of Intelligent CAD/CAM Technology Ltd., a Hong Kong Company. This acquisition is expected to enable the Company to expand its operations in the Chinese market.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.